                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1996-2

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1996-2 Supplement dated as of December 1, 1996 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-2 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of January 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.



A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class A
     Certificates, per $1,000 original certificate principal amount                    4.80
                                                                                 ----------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original
     certificate principal amount                                                      4.80
                                                                                 ----------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 original
     certificate principal amount                                                      0.00
                                                                                 ----------

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1) The amount of Class A Investor Charge Offs                                    0.00
                                                                                 ----------

     (2) The amount of Class A Investor Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate principal amount                           0.00
                                                                                 ----------

     (3) The total amount reimbursed in respect of Class A Investor Charge Offs        0.00
                                                                                 ----------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                      0.00
                                                                                 ----------

     (5) The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                              0.00
                                                                                 ----------


C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount                    5.01
                                                                                 ----------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 original
     certificate principal amount                                                      5.01
                                                                                 ----------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 original
     certificate principal amount                                                      0.00
                                                                                 ----------

D)   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
     (d), and (e) of the definition of Class B Invested Amount

     (1) The amount of reductions in Class B Invested Amount pursuant to
     clauses (c), (d), and (e) of the definition of Class B Invested Amount            0.00
                                                                                 ----------

     (2) The amount of reductions in the Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original certificate principal amount               0.00
                                                                                 ----------

     (3) The total amount reimbursed in respect of such reductions in the
     Class B Invested Amount                                                           0.00
                                                                                 ----------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                      0.00
                                                                                 ----------

     (5) The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving
     effect to all transactions on such Distribution Date                              0.00
                                                                                 ----------


                      Green Tree Financial Corporation, as Servicer

                      By: /s/ Phyllis A. Knight
                          ----------------------------
                          Name:  Phyllis A. Knight
                          Title: Sr. Vice President and Treasurer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                       1,787,643,906.84
                                                                                    ----------------
Removed Principal Receivables:                                                                  0.00
                                                                                    ----------------
Additional Principal Receivables:                                                               0.00
                                                                                    ----------------
End of the Month Principal Receivables:                                             1,762,261,314.25
                                                                                    ----------------
End of the Month Total Receivables:                                                 1,762,261,314.25
                                                                                    ----------------

Excess Funding / Prefunding Account Balance                                                    $0.00
                                                                                    ----------------
Aggregate Invested Amount (all Master Trust Series)                                 1,593,000,000.00
                                                                                    ----------------

End of the Month Transferor Amount                                                     41,697,291.24
                                                                                    ----------------

DELINQUENCIES AND LOSSES ---
                                                                                      RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                                  749,964.59
                                                                                    ----------------
   61-90 Days Delinquent                                                                1,015,849.53
                                                                                    ----------------
   90+ Days Delinquent                                                                  1,295,448.19
                                                                                    ----------------

   Total 30+ Days Delinquent                                                            3,061,262.31
                                                                                    ----------------


Defaulted Accounts During the Month                                                       101,669.38
                                                                                    ----------------


INVESTED AMOUNTS ---

Class A Initial Invested Amount                       478,800,000.00
                                                      --------------
Class B Initial Invested Amount                        21,500,000.00
                                                      --------------
Class C Initial Invested Amount                         8,100,000.00
                                                      --------------
Class D Initial Invested Amount                        29,600,000.00
                                                      --------------
INITIAL INVESTED AMOUNT                                                               538,000,000.00
                                                                                    ----------------

Class A Invested Amount                               478,800,000.00
                                                      --------------
Class B Invested Amount                                21,500,000.00
                                                      --------------
Class C Invested Amount                                 8,100,000.00
                                                      --------------
Class D Invested Amount                                29,600,000.00
                                                      --------------
INVESTED AMOUNT                                                                       538,000,000.00
                                                                                    ----------------

Class A Adjusted Invested Amount                      478,800,000.00
                                                      --------------
Class B Adjusted Invested Amount                       21,500,000.00
                                                      --------------
Class C Invested Amount                                 8,100,000.00
                                                      --------------
Class D Invested Amount                                45,066,919.09
                                                      --------------
ADJUSTED INVESTED AMOUNT                                                              553,466,919.09
                                                                                    ----------------

MONTHLY SERVICING FEE                                                                     922,444.87
                                                                                    ----------------

INVESTOR DEFAULT AMOUNT                                                                    31,867.25
                                                                                    ----------------


SERIES 1996-2 INFORMATION

SERIES 1996-2 ALLOCATION PERCENTAGE                                                            33.77%
                                                                                    ----------------
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                                                  4,439,899.90
                                                                                    ----------------
SERIES 1996-2 UNREIMBURSED CHARGE-OFFS                                                          0.00
                                                                                    ----------------
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                                                   34,336.55
                                                                                    ----------------
SERIES 1996-2 MONTHLY FEES                                                                922,444.87
                                                                                    ----------------
SERIES 1996-2 ALLOCABLE PRINCIPAL COLLECTIONS                                         100,860,867.20
                                                                                    ----------------
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                                               22,138,676.76
                                                                                    ----------------
FLOATING ALLOCATION PERCENTAGE                                                                30.96%
                                                                                    ----------------

INVESTOR FINANCE CHARGE COLLECTIONS                                                     4,140,657.97
                                                                                    ----------------
INVESTOR DEFAULT AMOUNT                                                                    31,867.25
                                                                                    ----------------
PRINCIPAL ALLOCATION PERCENTAGE                                                                30.96%
                                                                                    ----------------
AVAILABLE PRINCIPAL COLLECTIONS                                                        93,459,259.91
                                                                                    ----------------

CLASS A FLOATING ALLOCATION                                                                    26.78%
CLASS A REQUIRED AMOUNT                                                                         0.00
                                                                                    ----------------

CLASS B FLOATING ALLOCATION                                                                     1.20%
CLASS B REQUIRED AMOUNT                                                                         0.00
                                                                                    ----------------

CLASS C FLOATING ALLOCATION                                                                     0.45%
CLASS D FLOATING ALLOCATION                                                                     2.52%

TOTAL EXCESS SPREAD                                                                     1,693,151.61
                                                                                    ----------------

YIELD AND BASE RATE---

Base Rate (Current Month)                                       6.73%
                                                      --------------
Base Rate (Prior Month)                                         7.25%
                                                      --------------
Base Rate (Two Months Ago)                                      6.97%
                                                      --------------
THREE MONTH AVERAGE BASE RATE                                                                   6.98%
                                                                                    ----------------

Series Adjusted Portfolio Yield (Current Month)                 8.91%
                                                      --------------
Series Adjusted Portfolio Yield (Prior Month)                   8.99%
                                                      --------------
Series Adjusted Portfolio Yield (Two Months Ago)                9.11%
                                                      --------------
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                   9.00%
                                                                                    ----------------
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                   26.78%
                                                                                    ----------------
   Class A Principal Collections                       80,850,891.18
                                                      --------------

CLASS B PRINCIPAL PERCENTAGE                                                                    1.20%
                                                                                    ----------------
   Class B Principal Collections                        3,630,522.47
                                                      --------------

CLASS C PRINCIPAL PERCENTAGE                                                                    0.45%
                                                                                    ----------------
   Class C Principal Collections                        1,367,778.23
                                                      --------------

CLASS D PRINCIPAL PERCENTAGE                                                                    2.52%
                                                                                    ----------------
   Class D Principal Collections                        7,610,068.03
                                                      --------------

AVAILABLE PRINCIPAL COLLECTIONS                        93,459,259.91
                                                      --------------

REALLOCATED PRINCIPAL COLLECTIONS                                                              $0.00
                                                                                    ----------------

SERIES 1996-2 PRINCIPAL SHORTFALL                                                              $0.00
                                                                                    ----------------

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                              $0.00
                                                                                    ----------------
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                 $0.00
                                                      --------------
Deficit Controlled Accumulation Amount                         $0.00
                                                      --------------
CONTROLLED DEPOSIT AMOUNT                                                                      $0.00
                                                                                    ----------------

PRINCIPAL FUNDING ACCOUNT BALANCE                                                              $0.00
                                                                                    ----------------

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                       $93,491,127.16
                                                                                    ----------------
PRINCIPAL SHARING SERIES


INVESTOR CHARGE OFFS AND REIMBURSEMENTS--


CLASS A INVESTOR CHARGE OFFS                                                                   $0.00
                                                                                    ----------------
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                             $0.00
BY PRINCIPAL PAYMENTS)                                                              ----------------

REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                                   $0.00
THAN BY PRINCIPAL PAYMENTS)                                                         ----------------

REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                                   $0.00
THAN BY PRINCIPAL PAYMENTS)                                                         ----------------


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                        $0.00
                                                                                    ----------------
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                         $0.00
                                                                                    ----------------
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                         $0.00
                                                                                    ----------------
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                         $0.00
                                                                                    ----------------


                      Green Tree Financial Corporation, as Servicer

                      By: /s/ Phyllis A. Knight
                          ----------------------------
                          Name:  Phyllis A. Knight
                          Title: Sr. Vice President and Treasurer